UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported) July 13, 2006 (July 12, 2006)
                                                -------------------------------

                              BARNES & NOBLE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           1-12302                                     06-1196501
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  (Commission File Number)                  (IRS Employer Identification No.)


              122 Fifth Avenue, New York, NY                       10011
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (212) 633-3300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events.

         On July 12, 2006, Barnes & Noble, Inc. (the "Company") issued a press release, a copy of which is attached as Exhibit 99.1, announcing that a shareholder has filed a derivative complaint in New York County Supreme Court alleging improprieties in the Company's issuance of stock options. The complaint names certain current and former executives of the Company, as well as certain members of the Company's Board of Directors.

         The press release stated that the Company believes the complaint is without merit, but that, as a matter of good corporate governance, the Company's Audit Committee will review the Company's stock option practices. The Audit Committee will retain independent legal counsel for that review and report its findings to the full Board once the review has been completed.

Item 9.01  Financial Statements and Exhibits.

         (c)      Exhibits

    99.1     Press Release of Barnes & Noble, Inc., dated July 12, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          BARNES & NOBLE, INC.
                          (Registrant)




                          By:   /s/ Joseph J. Lombardi
                              ----------------------------------
                                   Joseph J. Lombardi
                                   Chief Financial Officer


Date:  July 13, 2006

                              Barnes & Noble, Inc.

                                  EXHIBIT INDEX




Exhibit Number    Description

99.1              Press Release of Barnes & Noble Inc., dated July 12, 2006